August 18, 2003

 Supplement to the May 1, 2003 Class I and II Shares Prospectuses for Pioneer Variable Contracts Trust offering Pioneer Real Estate Shares VCT Portfolio


Management

The following replaces the section entitled "Portfolio management":

Portfolio   management
Day-to-day   management   of  the   portfolio   is  the responsibility of a
team of portfolio managers and analysts. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the team. Mr. Carey joined Pioneer as an analyst in 1979.



















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                                       (C) 2003 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC